1 PRESS RELEASE V2X Reports First Quarter 2026 Results First Quarter Financial Highlights  Revenue of $1.25 billion, up 23% year-over-year  Net income of $18.9 million; Adjusted net income1 of $48.1 million, up 53% year-over-year  Adjusted EBITDA1 of $85.6 million; Adjusted EBITDA1 margin of 6.8%  Diluted EPS of $0.60; Adjusted diluted EPS1 of $1.53, up 55% year-over-year  Record backlog1 of $13.8 billion, driven by 3.2x book-to-bill1 in the quarter Increasing 2026 Guidance  Increasing full-year 2026 guidance with 9% revenue and adjusted EBITDA1 growth at the midpoint RESTON, Va., May 4, 2026 — V2X, Inc. (NYSE:VVX) today announced first quarter 2026 financial results, and increased guidance for full-year 2026. “V2X delivered a strong start to 2026, with double-digit growth on both the top and bottom lines, underscoring our team’s disciplined execution and our organization’s alignment to national security priorities,” said Jeremy C. Wensinger, President and Chief Executive Officer. “We secured approximately 50 awards in the quarter totaling approximately $4.1 billion, driving total backlog1 to a record $13.8 billion and reinforcing our position as a leading provider of mission capabilities. We are increasing our full-year outlook given the momentum underway. Supported by our strong balance sheet, we will continue to prioritize investments that accelerate innovation across the enterprise and enhance global operations, to deliver differentiated outcomes for customers and greater value for shareholders.” First Quarter 2026 Results In the first quarter, V2X reported revenue of $1.25 billion, representing year-over-year growth of 23%. The Company reported solid topline growth and strong operating performance, yielding double-digit growth in adjusted net income1 and adjusted EPS1. Net income for the quarter was $18.9 million. Adjusted net income1 was $48.1 million, an increase of 53%, year-over-year. First quarter GAAP diluted EPS was $0.60. Adjusted diluted EPS1 for the quarter increased 55% year-over-year to $1.53. 1 See "Key Performance Indicators and Non-GAAP Financial Measures" for descriptions and reconciliations. Exhibit 99.1

2 V2X delivered adjusted EBITDA1 of $85.6 million, with a margin1 of 6.8%, representing an increase of 28%, from the prior year. First quarter net cash used by operating activities was $129.9 million. Adjusted net cash used by operating activities1 was $22.1 million. At the end of the first quarter, net debt for V2X was $895.4 million, representing an improvement of $77 million year-over-year and a 2.5x net leverage ratio1. The Company expects to achieve a net leverage ratio1 less than 2.0x by the end of 2026. As of April 3, 2026, total backlog1 was $13.8 billion and funded backlog1 was $2.3 billion. Book-to-bill1 in the first quarter was approximately 3.2x. Trailing twelve-month book-to-bill1 was approximately 1.5x. Increasing 2026 Guidance The Company is increasing its 2026 guidance ranges as follows: $ millions, except for per share amounts Prior 2026 Guidance Updated 2026 Guidance Revenue $4,675 $4,825 $4,825 $4,975 Adjusted EBITDA1 $335 $350 $345 $360 Adjusted Diluted Earnings Per Share1 $5.50 $5.90 $5.75 $6.15 Adjusted Net Cash Provided by Operating Activities1 $150 $170 $160 $180 The Company is not providing a quantitative reconciliation with respect to the foregoing forward-looking non- GAAP measures in reliance on the “unreasonable efforts” exception set forth in SEC rules because certain financial information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated. For example, unusual, one-time, non-ordinary, or non-recurring costs, which relate to M&A, integration and related activities cannot be reasonably estimated. Forward-looking statements are based upon current expectations and are subject to factors that could cause actual results to differ materially from those suggested here, including those factors set forth in the Safe Harbor Statement below. First Quarter Conference Call Management will conduct a conference call with analysts and investors at 4:30 p.m. ET on Monday, May 4, 2026. U.S.-based participants may dial in to the conference call at 877-300-8521, while international 1 See "Key Performance Indicators and Non-GAAP Financial Measures" for descriptions and reconciliations.

3 participants may dial 412-317-6026. A live webcast of the conference call as well as an accompanying slide presentation will be available here: https://app.webinar.net/Q291YZzYJpN A replay of the conference call will be posted on the V2X website shortly after completion of the call and will be available for one year. A telephonic replay will also be available through May 18, 2026, at 844-512-2921 (domestic) or 412-317-6671 (international) with passcode 10208314. Presentation slides that will be used in conjunction with the conference call will also be made available online in advance on the "investors" section of the company's website at https://gov2x.com. V2X recognizes its website as a key channel of distribution to reach public investors and as a means of disclosing material non-public information to comply with its obligations under the U.S. Securities and Exchange Commission ("SEC") Regulation FD. About V2X V2X builds innovative solutions that integrate physical and digital environments by aligning people, actions, and technology. V2X is embedded in all elements of a critical mission's lifecycle to enhance readiness, optimize resource management, and boost security. The company provides innovation spanning national security, defense, civilian, and international markets. With a global team of approximately 16,200 professionals, V2X enables mission success by injecting AI and machine learning capabilities to meet today's toughest challenges across all operational domains. Investor Contact Media Contact Mike Smith, CFA Angelica Spanos Deoudes IR@goV2X.com Communications@goV2X.com 719-637-5773 571-338-5195 Safe Harbor Statement Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 (the "Act"): Certain material presented herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Act. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “could,” “potential,” “continue” or similar terminology. These statements are based on the beliefs and assumptions of the management of the Company based on information currently available to management. Forward-looking statements in this press release, include, but are not limited to our future performance and capabilities; all of the statements and items listed under "Increasing 2026 Guidance" above and other assumptions contained therein for purposes of such guidance; our belief that prior performance provides substantial visibility for future performance; market

4 trends; product development; capital deployment; future net leverage ratio; and our belief that our innovation strategy, visibility, and targeted growth opportunities provide substantial opportunities for value creation. These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside our management’s control, which could cause actual results to differ materially from the results discussed in the forward-looking statements. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. For a discussion of some of the risks and uncertainties that could cause actual results to differ from such forward-looking statements, see the risks and other factors detailed from time to time in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the SEC. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

5 V2X, INC. CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED) Three Months Ended April 3, March 28, (In thousands, except per share data) 2026 2025 Revenue $ 1,254,128 $ 1,015,923 Cost of revenue 1,148,310 937,820 Selling, general, and administrative expenses 61,728 43,805 Operating income 44,090 34,298 Loss on extinguishment of debt — (2,214) Interest expense, net (18,125) (19,719) Other expense, net (2,446) (2,295) Income from operations before income taxes 23,519 10,070 Income tax expense 4,594 1,963 Net income $ 18,925 $ 8,107 Earnings per share Basic $ 0.61 $ 0.26 Diluted $ 0.60 $ 0.25 Weighted average common shares outstanding - basic 31,214 31,590 Weighted average common shares outstanding - diluted 31,512 32,021

6 V2X, INC. CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) April 3, December 31, (In thousands, except per share data) 2026 2025 Assets Current assets Cash, cash equivalents and restricted cash $ 208,666 $ 368,994 Receivables 828,759 738,922 Prepaid expenses and other current assets 131,981 127,102 Total current assets 1,169,406 1,235,018 Property, plant, and equipment, net 50,640 52,383 Goodwill 1,676,954 1,677,154 Intangible assets, net 217,060 239,760 Other non-current assets 75,409 76,525 Total non-current assets 2,020,063 2,045,822 Total Assets $ 3,189,469 $ 3,280,840 Liabilities and Shareholders' Equity Current liabilities Accounts payable $ 467,420 $ 557,042 Compensation and other employee benefits 170,388 176,530 Short-term debt 14,935 14,935 Other accrued liabilities 280,561 267,039 Total current liabilities 933,304 1,015,546 Long-term debt, net 1,060,928 1,083,234 Deferred tax liabilities 30,232 28,357 Other non-current liabilities 61,462 69,067 Total non-current liabilities 1,152,622 1,180,658 Total liabilities 2,085,926 2,196,204 Commitments and contingencies (Note 7) Shareholders' Equity Preferred stock; $0.01 par value; 10,000,000 shares authorized; No shares issued and outstanding — — Common stock; $0.01 par value; 100,000,000 shares authorized; 31,873,847 shares issued and 31,310,209 shares outstanding as of April 3, 2026; 31,735,083 shares issued and 31,171,445 shares outstanding as of December 31, 2025 318 317 Treasury stock, at cost - (563,638) shares as of both April 3, 2026 and December 31, 2025 (30,274) (30,274) Additional paid in capital 777,994 779,084 Retained earnings 362,342 343,417 Accumulated other comprehensive loss (6,837) (7,908) Total shareholders' equity 1,103,543 1,084,636 Total Liabilities and Shareholders' Equity $ 3,189,469 $ 3,280,840

7 V2X, INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) Three Months Ended April 3, March 28, (In thousands) 2026 2025 Operating activities Net income $ 18,925 $ 8,107 Adjustments to reconcile net income to net cash used in operating activities: Depreciation expense 3,963 4,250 Amortization of intangible assets 22,900 22,562 Amortization of cloud computing arrangements 1,246 1,226 Loss on disposal of property, plant, and equipment 3 253 Stock-based compensation 3,609 2,452 Deferred taxes 1,557 (3,074) Amortization of debt issuance costs 1,669 1,488 Loss on extinguishment of debt — 2,214 Changes in assets and liabilities: Receivables (90,701) 6,502 Other assets (5,348) (6,411) Accounts payable (89,372) (107,694) Compensation and other employee benefits (6,050) (42,610) Other liabilities 7,689 15,271 Net cash used in operating activities (129,910) (95,464) Investing activities Purchases of capital assets (2,291) (2,699) Proceeds from the disposition of assets — 90 Net cash used in investing activities (2,291) (2,609) Financing activities Repayments of long-term debt (23,734) — Proceeds from revolver — 141,000 Repayments of revolver — (141,000) Proceeds from stock awards and stock options 60 77 Payment of debt issuance costs — (1,223) Payments of employee withholding taxes on stock-based compensation (4,758) (2,653) Net cash used in financing activities (28,432) (3,799) Exchange rate effect on cash 305 2,613 Net change in cash, cash equivalents and restricted cash (160,328) (99,259) Cash, cash equivalents and restricted cash - beginning of period 368,994 268,321 Cash, cash equivalents and restricted cash - end of period $ 208,666 $ 169,062 Supplemental disclosure of cash flow information: Interest paid $ 17,426 $ 12,945 Income taxes paid $ 2,707 $ 320 Purchase of capital assets on account $ 1,510 $ 48

8 Key Performance Indicators and Non-GAAP Measures The primary financial performance measures we use to monitor results of operations are revenue and operating income. Management believes that these financial performance measures are the primary drivers for our earnings and net cash from operating activities. Management evaluates its contracts and business performance by focusing on revenue and operating income. Operating income represents revenue less both cost of revenue and selling, general and administrative (SG&A) expenses. Cost of revenue consists of labor, subcontracting costs, materials, and an allocation of indirect costs. SG&A expenses consist of indirect labor costs (including wages and salaries for executives and administrative personnel), bid and proposal expenses and other general and administrative expenses not allocated to cost of revenue. Backlog is the estimated amount of future revenues to be recognized under negotiated contracts. Funded backlog is contractually authorized and appropriated by the customer. Bookings includes approved values formally booked into V2X’s backlog for new business contract awards including unexercised options, contract modifications, recompetes, contract extensions and add-on work to existing contracts. Book-to-bill is derived by dividing bookings by revenue. We manage the nature and amount of costs at the program level, which forms the basis for estimating our total costs and profitability. This is consistent with our approach for managing our business, which begins with management's assessing the bidding opportunity for each contract and then managing contract profitability throughout the performance period. In addition to the key performance measures discussed above, we consider adjusted net income, adjusted diluted earnings per share, adjusted operating income, adjusted EBITDA, adjusted EBITDA margin, net leverage ratio and adjusted operating cash flow to be useful to management and investors in evaluating our operating performance, and to provide a tool for evaluating our ongoing operations. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives. We provide this information to our investors in our earnings releases, presentations, and other disclosures. Adjusted net income, adjusted diluted earnings per share, adjusted EBITDA, adjusted EBITDA margin, net leverage ratio, cash interest expense, net, and adjusted net cash provided by (used in) operating activities, however, are not measures of financial performance under GAAP and should not be considered a substitute for financial measures determined in accordance with GAAP. Definitions and reconciliations of these items are provided below. • Adjusted EBITDA is defined as operating income, adjusted to exclude depreciation and amortization of intangible assets, and items that may include, but are not limited to, significant charges or credits, and unusual and infrequent non-operating items that impact current results but are not related to our ongoing operations, such as M&A, integration, and related costs. • Adjusted EBITDA margin is defined as adjusted EBITDA divided by revenue.

9 • Adjusted net income is defined as net income, adjusted to exclude items that may include, but are not limited to, significant charges or credits, and unusual and infrequent non-operating items that impact current results but are not related to our ongoing operations, such as M&A, integration and related costs, amortization of acquired intangible assets, amortization of debt issuance costs, and loss on extinguishment of debt. • Adjusted diluted earnings per share is defined as adjusted net income divided by the weighted average diluted common shares outstanding. • Cash interest expense, net is defined as interest expense, net adjusted to exclude amortization of debt issuance costs. • Adjusted net cash provided by (used in) operating activities or adjusted operating cash flow is defined as net cash provided by (or used in) operating activities adjusted to exclude infrequent non-operating items, such as M&A payments and related costs. • Net leverage ratio is defined as net debt (or total debt less unrestricted cash) divided by trailing twelve- month (TTM) bank EBITDA.

10 Non-GAAP Tables ($K, except per share data) Three Months Ended April 3, 2026 March 28, 2025 Revenue $1,254,128 $1,015,923 Net income $18,925 $8,107 Plus: Income tax expense 4,594 1,963 Other expense, net 2,446 2,295 Interest expense, net 18,125 19,719 Loss on extinguishment of debt — 2,214 Operating income $44,090 $34,298 Plus: Amortization of intangible assets 22,900 22,562 M&A, integration and related costs 13,373 4,625 Adjusted operating income $80,363 $61,485 Plus: Depreciation and CCA amortization 5,209 5,476 Adjusted EBITDA $85,571 $66,961 Adjusted EBITDA margin 6.8% 6.6 % Minus: Cash interest expense, net 16,456 18,231 Income tax expense, as adjusted 13,366 9,234 Depreciation and CCA amortization 5,209 5,476 Other expense, net, as adjusted 2,446 2,545 Adjusted net income $48,094 $31,475 ($K, except per share data) Three Months Ended April 3, 2026 March 28, 2025 Diluted earnings per share $0.60 $0.25 Plus: M&A, integration and related costs $0.33 0.11 Amortization of intangible assets $0.56 0.54 Amortization of debt issuance costs and Loss on extinguishment of debt $0.04 0.09 FMV land impairment $— $— Gain on acquisition, net $— $(0.01) Adjusted diluted earnings per share $1.53 $0.98 Average shares outstanding: Basic, as reported 31,214 31,590 Diluted, as reported 31,512 32,021 Adjusted diluted 31,512 32,021

11 Non-GAAP Tables ($K) Three Months Ended April 3, 2026 March 28, 2025 Net cash used by operating activities $ (129,910) $ (95,464) Plus: M&A, integration, and related payments 2,206 3,008 MARPA facility activity 105,628 (25,617) Adjusted operating cash flow $ (22,076) $ (118,073) ($K, except ratio) Period Ending April 3, 2026 Total debt $ 1,100,085 Cash, cash equivalents and restricted cash $ 208,666 Less: Restricted cash (4,014) Cash and cash equivalents $ 204,652 Net debt $ 895,433 TTM bank EBITDA $ 357,360 Net leverage ratio 2.51x 1 Includes among other items, non-cash losses like loss on extinguishment of debt and/or lease impairments, stock compensation, transaction and integration related costs ($K) TTM April 3, 2026 Net income $ 88,700 Plus: Interest expense, net 78,316 Income tax expense 25,652 Depreciation and amortization 112,595 Additional permitted add-backs1 52,097 TTM Bank EBITDA $ 357,360

12 SUPPLEMENTAL INFORMATION Revenue by contract type, geographic region, contract relationship, and customer for the periods presented below was as follows: Revenue by Contract Type Three Months Ended April 3, March 28, % (In thousands) 2026 2025 Change Cost-plus and cost-reimbursable $ 752,405 $ 623,213 20.7 % Firm-fixed-price 372,759 363,950 2.4 % Time-and-materials 128,964 28,760 348.4 % Total revenue $ 1,254,128 $ 1,015,923 Revenue by Geographic Region Three Months Ended April 3, March 28, % (In thousands) 2026 2025 Change United States $ 810,554 $ 577,458 40.4 % Middle East 314,333 318,345 (1.3) % Asia 76,137 75,978 0.2 % Europe 53,104 44,142 20.3 % Total revenue $ 1,254,128 $ 1,015,923 Revenue by Contract Relationship Three Months Ended April 3, March 28, % (In thousands) 2026 2025 Change Prime contractor $ 1,197,462 $ 962,421 24.4 % Subcontractor 56,666 53,502 5.9 % Total revenue $ 1,254,128 $ 1,015,923 Revenue by Customer Three Months Ended April 3, March 28, % (In thousands) 2026 2025 Change Army $ 440,114 $ 442,136 (0.5) % Navy 382,921 346,118 10.6 % Air Force 167,833 99,126 69.3 % Other 263,260 128,543 104.8 % Total revenue $ 1,254,128 $ 1,015,923 Source: V2X, Inc.